UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 23, 2008


                             Mid Penn Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                         1-13677                     25-1666413
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(State or other                    (Commission              (IRS Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)

349 Union Street, Millersburg, Pennsylvania                             17061
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(Address of principal executive offices)                             (Zip Code)

                                 (717).692.2133
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              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             MID PENN BANCORP, INC.
                           CURRENT REPORT ON FORM 8-K


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 23, 2008, Mid Penn Bancorp, Inc. (the "Company") issued a press release (the "Original Press Release") announcing the Company's fiscal 2007 results. On February 5, 2008, the Company issued a revised press release that revises its 2007 earnings upward. Attached hereto as Exhibit 99.1 is a copy of the Company's press release dated February 5, 2008.

The information provided in this Current Report on Form 8-K/A, including the attached exhibit, is being provided pursuant to Item 2.02 of Form 8-K/A. In accordance with General Instruction B.2 of Form 8-K/A, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements and Exhibits

         None.

(b)      Pro Forma Financial Information

         None.

(c)      Shell Company Transactions

         None.

(d) Exhibits.

Exhibit Number             Description
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99.1                       Press Release dated February 5, 2008

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   MID PENN BANCORP, INC.




Dated:  February 5, 2008           By:  /s/ Alan W. Dakey
                                   --------------------------------------------
                                   Title: President and Chief Executive Officer